EXHIBIT 10.28

                                           GIANT INDUSTRIES, INC.
                                                     (LETTERHEAD)
October 27, 1994


Mr. B. C. Hendricks
Meridian Oil Hydrocarbons, Inc.
NGL Marketing
Post Office Box 4239
Houston, Texas 77210-4239

              MERIDIAN OIL HYDROCARBONS INC.  CONTRACT NOS.:
    NATURAL GASOLINE - 28938; ISOBUTANE - 28936; NORMAL BUTANE - 29911
         GIANT INDUSTRIES ARIZONA, INC. CONTRACT NO. 7449-NGL-P/S

Gentlemen:

The following constitutes the entire agreement ("Agreement") between MERIDIAN OIL HYDROCARBONS INC., (hereinafter referred to as "Meridian"), and GIANT REFINING COMPANY, a division of GIANT INDUSTRIES ARIZONA, INC., (hereinafter collectively referred to as "Giant"), whereby Meridian and Giant agree to sell and deliver to each other and agree to purchase and receive from each other natural gas liquids (herein sometimes referred to as "NGLs") under the terms and conditions as herein set forth:

I.   MERIDIAN'S SALE TO GIANT

     QUALITY: Typical natural gasoline, isobutane and normal butane ("Product") produced at the Wingate Plant located in McKinley County, New Mexico. The Product sold herein shall meet the specifications set forth on Exhibits "A", "B" and "C" attached hereto.

     QUANTITY:  * XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

     DELIVERY: The point of delivery of the Product sold and purchased herein shall be FOB the inlet flange of Giant's pipeline at the Wingate Plant, or into such other means of transportation as are mutually acceptable.

     PRICE: The price shall be assessed each month based upon the following:

     A.   For natural gasoline sales and purchases:

          1. ** XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, Giant shall pay Meridian the ** XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX for natural gasoline as found in the first publication of the OIL PRICE INFORMATION SERVICE ("OPIS") for the month of delivery ** XXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          2. ** XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, Giant shall pay Meridian the ** XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX for natural gasoline as found in the first publication of the OIL PRICE INFORMATION SERVICE ("OPIS") for the month of delivery ** XXXXXXXXXXXXXXXXXXXX; and

          3. ** XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, subject to the price change as stated herein, Giant shall pay Meridian the ** XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX for natural gasoline as found in the first publication of the OIL PRICE INFORMATION SERVICE ("OPIS") for the month of delivery ** XXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXX. At Meridian's option, if Meridian sells natural gasoline from the Wingate Plant which is delivered into Arizona, New Mexico, Southern Colorado, Southern Utah or West Texas and results in a lower Wingate Plant netback than the balance of the volume herein, then Meridian ** XXXXXXXXXXX XXXXX determined herein, on a like volume hereunder, ** xxxxxxxxxxxxxxxxx Wingate Plant netback.

     B.   For isobutane sales and purchases:

          1. ** xxxxxxxxxxxxxxxxxxxxxxxxxxxx, Giant shall pay Meridian the ** xxxxxxxxxxxxxxxxxxxxxxxxxxxxx for isobutane as found in the first publication of the OIL PRICE INFORMATION SERVICE ("OPIS") for the
               ** xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
               xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

          2. ** xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx, Giant shall pay ** xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxx for isobutane as found in the first publication of the OIL PRICE INFORMATION SERVICE ** xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxx

     C.   For normal butane sales and purchases:

          1. ** xxxxxxxxxxxxxx, Giant shall pay Meridian the ** xxxxxxxxxxxxxxxxxxxxxxxxxxxxx normal butane as found in the first publication of the OIL PRICE INFORMATION SERVICE ("OPIS") for the month of ** xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

II.  GIANT'S SALE TO MERIDIAN

     QUALITY: Typical refinery grade normal butane ("Normal Butane") produced at the Ciniza Refinery located in McKinley County, New Mexico. For the Normal Butane sold herein, Giant shall attempt to meet the specifications set forth on Exhibit D attached hereto.

     QUANTITY:  ** xxxxxxxxxxxxxxxxx Normal Butane nominated to
     Meridian by Giant from the Ciniza Refinery.

     DELIVERY: The point of delivery of the Normal Butane sold and purchased herein shall be FOB the outlet flange of the Ciniza Refinery facilities into rail cars provided by Meridian, or into such other means of transportation as are mutually acceptable.

     PRICE: The price for the Normal Butane sold and purchased herein shall be ** xxxxxxxxxxxxxxxxxxxxxxxxxx

     INTENT: ** xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

III. GENERAL TERMS

     PAYMENT: Payment shall be made by the buying party to the selling party within fifteen days of the buyer's receipt of invoice for the NGLs sold and delivered. The seller may require the buyer to make prepayments or provide letters of credit, at the buyer's option, or to make such other reasonable arrangements as the seller deems advisable to assure payment for sales made or to be made hereunder. Any such financial assurances shall be based upon objective financial criteria. In the event the seller requires the buyer to make prepayments, and the buyer does not accept delivery of all of the NGLs for which the buyer has prepaid, the seller shall reimburse to the buyer the amount of the overpayment within fifteen days of the end of the calendar month for which the overpayment was made. The buyer shall pay interest on all past due invoices for each day any such invoice is past due, and the seller shall pay interest on all overpayments for each day reimbursement of any such overpayment is past due, at a rate per annum equal to one percentage point above the prime rate published by The Chase Manhattan Bank, N.A., as the rate it charges its largest most credit worthy customers at its principal office in New York City, but in no event shall the past due interest charged be in excess of the highest lawful rate.

     TERM: This Agreement shall be binding upon execution and, unless otherwise terminated pursuant to its provisions, shall continue for a term of five (5) years from August 1, 1994 until 7:00 a.m., August 1, 1999.

     FORCE MAJEURE: In the event that either Meridian or Giant is rendered unable, by reason of an event of force majeure, to perform, wholly or in part, any obligation or commitment under this Agreement, then upon such party giving written notice and full particulars of such event as soon as practicable after the occurrence thereof, the obligations of both parties, except payment by the buyer for the NGLs delivered by the seller hereunder, shall be suspended to the extent and for the period of such force majeure condition, and such force majeure condition shall be remedied as far as possible with all reasonable dispatch; provided, however, that nothing herein shall require the settlement of labor disputes if such settlement is inadvisable in the discretion of the party having the difficulty.

     The term "force majeure" as used herein shall mean any cause or causes beyond the control of such party, including, but not restricted to, the following: acts of God; acts of federal, state or local government or any agency thereof; compliance with valid rules, regulations, or orders of any governmental authority or any officer, department, agency, or instrumentality thereof; fire; storm; flood; earthquake; washouts; explosion; accident; acts of the public enemy; rebellion; strike; lockout; disputes or differences with workmen; labor shortages; breakage or accident to machinery or pipelines.

     TAXES: Any tax, excise (manufacturer's or otherwise), inspection fee, duty, license fee, tonnage charge, assessment, or other like charge which is levied, assessed or imposed by federal, state, tribal or local authority upon the products and/or transactions contemplated hereunder (including the processing, delivery, sale, use or consumption of the products or privilege of doing any of same), and/or which is imposed on or measured by the price of the products or the proceeds of sale hereunder (other than income tax), shall be added to the price set forth herein and shall be paid by the buyer unless said price or prices specifically state that they include any such charge or charges. If the buyer claims an exemption from any charges contemplated hereunder, the seller shall exclude the amount of such charges from the sale price, provided that the buyer furnish the seller with necessary written documentation and/or exemption certificate which evidences the buyer's exemption. The buyer agrees to indemnify the seller from any and all losses, costs, expenses, fees, penalties, interests and liabilities of any kind ("Losses") that the seller may suffer, provided such Losses are reasonable, in the event the buyer requests that the seller not include any charge or charges that the buyer has reasonable cause to believe are invalid.

     PRIOR AGREEMENTS: This Agreement shall cancel and supersede all prior NGL agreements between Meridian and Giant as of August 1, 1994.

     NOTICES: Written notices required under this Agreement shall be sent to:

                Meridian:  Meridian Oil Hydrocarbons, Inc.
                           NGL Marketing
                           Post Office Box 4239
                           Houston, Texas 77210-4239
                           Telecopy:  713-624-9617

                Giant:     Giant Industries Arizona, Inc.
                           Raw Materials Supply
                           Post Office Box 12999
                           Scottsdale, Arizona 85267
                           Telecopy:  602-585-8892

     Notices may be delivered by mail or in hand and shall be effective upon receipt at the addresses set forth above.

     MISCELLANEOUS:

     A. The validity, interpretation and performance of this Agreement shall be governed and construed in accordance with the laws of the State of Texas.

     B. This Agreement shall extend to and be binding on the parties hereto, their heirs, administrators, legal representatives, successors and assigns.

     C. Meridian and Giant shall comply with the terms, conditions, and other provisions contained in Meridian's general conditions pertaining to and governing natural gas liquids transactions ("General Conditions") as set forth on Exhibit E.

     D. Continued publication of posted prices. If at any time OPIS shall cease to be published, or shall fail to publish weekly average, then Seller shall designate an alternate Publication for the purpose of establishing the price; provided that Seller shall not designate any such publication that does not provide a price basis representative of the fair market value of the liquids at the time such publication is designated.

     E. In the event of a conflict between this Agreement and the General Conditions, the terms and conditions of this Agreement shall prevail.

          This document evidences our understanding of the entire agreement and shall constitute the formal contract.
          Please acknowledge your acceptance of and agreement to the above terms and conditions by executing this Agreement effective the date first above written.

                              MERIDIAN OIL HYDROCARBONS, INC.

                              By: /s/ L. Edward Parker
                                 --------------------------------
                                 L. Edward Parker,
                                 Executive Vice President, Marketing


                              GIANT INDUSTRIES ARIZONA, INC.

                             By: /s/ Guy W. Yates
                                 --------------------------------
                                 Guy W. Yates
                                 Senior Vice President

 *Confidential information regarding quantity redacted.
**Confidential information regarding volume and price redacted.

                                 EXHIBIT A

                      NATURAL GASOLINE SPECIFICATIONS



                                          TEST METHOD      STANDARD
SPECIFICATION POINT                     (latest issue)       UNIT
-------------------                     --------------     --------
  Vapor Pressure: (Reid)                   ASTM D-323
  ----------------------
  At 100 degrees F, psia, minimum                            None
  At 100 degreesF, psia, maximum                             14.0


  Distillation:                            ASTM D-86
  -------------
  10% evaporated temp. degrees F, minimum                     90
  50% evaporated temp. degrees F, minimum                    115
  90% evaporated temp. degrees F, minimum                    180
  End point temp. degrees F, maximum                         280


  Composition:
  ------------
  (Liquid Volume Specs%)                  ASTM D-2597
  Hexanes and Heavier, maximum                               50.0
  Pentanes, minimum                                          50.0
  Butanes, maximum                                            4.0
  Propane, maximum                                            0.0


  Corrosiveness:                          ASTM D-130
  --------------
  Copper Strip at 100 degrees F                              No.1


  Color:                                  ASTM D-156
  ------
  Saybolt Number, minimum                                     +25


  Doctor Test:                       GPA Publication 1138    Negative
  ------------

  Dryness:                                Inspection
  --------
  Free Water                                                 None


  Sulfur:                                 ASTM D-3120
  -------
  PPMW, maximum                                              15.0

                                 EXHIBIT B

                         ISOBUTANE SPECIFICATIONS



                                      TEST METHOD       STANDARD
SPECIFICATION POINT                 (latest issue)        UNIT
-------------------                 --------------      --------

  Vapor Pressure:                     ASTM D-1267
  ---------------
  At 100 degrees F, psia, minimum                         56.0
  At 100 degrees F, psia, maximum                         70.0


  Volatile Residue:                   ASTM D-1837
  -----------------
  Temperature at 95%
  Evaporated, degrees F, maximum                          16.0


  Composition:
  ------------
  (Liquid Volume Specs%)              ASTM D-2163
  Isobutane, minimum                                      95.0
  Propane, maximum                                         2.5
  Normal Butane, maximum                                   4.5


  Corrosiveness:                      ASTM D-1838
  --------------
  Copper Strip at 100 degrees F                           No.1


  Volatile Sulfur:                    ASTM D-2784
  ----------------
  Grains/100 ft. 3 at 60 degrees F                          10
  and 14.7 PSIA maximum


  Hydrogen Sulfide:                   ASTM D-2420         Pass
  -----------------

  Dryness:                            Inspection
  --------
  Free Water                                              None

                                 EXHIBIT C

                       NORMAL BUTANE SPECIFICATIONS



                                      TEST METHOD     STANDARD
SPECIFICATION POINT                 (latest issue)      UNIT
-------------------                 --------------    --------

  Vapor Pressure:                     ASTM D-1267
  ---------------
  At 100 degrees F, psia, minimum                        50.0
  At 100 degrees F, psia, maximum                        60.0


  Volatile Residue:                   ASTM D-1837
  -----------------
  Temperature at 95%
  Evaporated, degrees F, maximum                           36


  Composition:
  ------------
  (Liquid Volume Specs %)             ASTM D-2163
  Normal Butane, minimum                                 90.0
  Propane, maximum                                        1.0


  Corrosiveness:                      ASTM D-1838
  --------------
  Copper Strip at 100 degrees F                          No.1


  Volatile Sulfur:                    ASTM D-2784
  ----------------
  Grains/100 ft. 3 at 60 degrees F
  and 14.7 PSIA. maximum                                   10


  Hydrogen Sulfide:                   ASTM D-2420        Pass
  -----------------

  Dryness:                            Inspection
  --------
  Free Water                                             None

                                 EXHIBIT D

                       REFINERY GRADE NORMAL BUTANE
                              SPECIFICATIONS



                                      TEST METHOD     STANDARD
SPECIFICATION POINT                 (latest issue)      UNIT
-------------------                 --------------    --------

  Vapor Pressure:                     ASTM D-1267
  ---------------
  At 100 degrees F, psia, minimum                         30.0
  At 100 degrees F, psia, maximum                         60.0


  Composition:
  ------------
  (Liquid Volume Specs %)             ASTM D-2163
  Butanes, minimum                                        50.0
  Propane, maximum                                         1.0
  Pentanes, maximum                                       25.0
  Hexanes and Heavier, maximum                             1.0


  Corrosiveness:                      ASTM D-1838
  --------------
  Copper Strip at 100 degrees F                           No.1


  Volatile Sulfur:                    ASTM D-2784
  ----------------
  Grains/100 ft. 3 at 60 degrees F
  and 14.7 PSIA. maximum                                  10


  Hydrogen Sulfide:                   ASTM D-2420         Pass
  -----------------

  Dryness:                            Inspection
  --------
  Free Water                                              None

                                 EXHIBIT E

                            GENERAL CONDITIONS
                            ------------------

CLAIMS: Any claim for defect or variance in quality or for shortage shall be made, and seller shall be notified and given an opportunity to inspect before the product is removed from the container into which seller makes delivery, and a failure of buyer to observe this provision shall operate as a waiver of such claim.

RETURNS: None of the products purchased hereunder may be returned for credit to buyer's account or exchanged for other goods except with the written consent of seller and upon such terms as it may fix.

ASSIGNMENT: This Agreement may not be assigned by either party hereto without the written consent of the other party, except to a subsidiary company or to a successor to such party who purchases all or substantially all of such party's assets.

VOLUME CORRECTION: The volume of all products sold and delivered hereunder shall be corrected to 60 degrees Fahrenheit.

CLAIMS - LIMITATION OF LIABILITY - INDEMNIFICATION: Seller warrants that it has good right and title to sell the NGLs hereunder and that the NGLs supplied hereunder shall conform to seller's standard specification or specifications as defined in exhibits, if any, attached hereto. SELLER MAKES NO WARRANTY OF MERCHANTABILITY AND THERE IS NO WARRANTY THAT PRODUCT SUPPLIED HEREUNDER SHALL BE FIT
FOR ANY PARTICULAR PURPOSE NOR IS THERE ANY OTHER WARRANTY, EXPRESS OR IMPLIED, EXCEPT AS EXPRESSLY PROVIDED HEREUNDER. Any recommendations made by seller concerning the use or application of the NGLs are believed reliable, but seller makes no warranty of results to be obtained.

BUYER'S EXCLUSIVE REMEDY SHALL BE FOR DAMAGES AND SELLER'S TOTAL LIABILITY FOR ANY AND ALL LOSSES AND DAMAGES ARISING OUT OF ANY
CAUSE WHATSOEVER (WHETHER SUCH CAUSE BE BASED IN CONTRACT, NEGLIGENCE, STRICT LIABILITY, OTHER TORT OR OTHERWISE) SHALL IN NO EVENT EXCEED THE PURCHASE PRICE OF THE PRODUCT IN RESPECT TO WHICH SUCH CAUSE ARISES OR, AT SELLER'S OPTION, THE REPLACEMENT OF SUCH PRODUCT, AND IN NO EVENT SHALL SELLER BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES RESULTING FROM ANY SUCH CAUSE.

MALODORANTS: Seller will not be responsible for adding malodorants to the products sold hereunder unless specifically requested in writing by buyer.